CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings - arrangements to disclose to Service Providers and Fiduciaries”, “Auditors” and “Financial Statements” in the Statement of Additional Information and to the use of our report dated October 29, 2012 on UBS U.S. Allocation Fund for the year ended August 31, 2012 which is incorporated by reference in the Registration Statement (Form N-1A No. 811-6292) of UBS U.S. Allocation Fund.

/s/ ERNST & YOUNG LLP

New York, New York
December 27, 2012